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                                  EXHIBIT 10.7
                      FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of March 11, 2004 by and between DAC Technologies Group International, Inc., a Florida Corporation (the "Company") and the subscriber(s) to the Offering of the Company's common stock and warrants ("Subscriber").

WHEREAS, subject to the terms and conditions of the subscription agreements by and between the Company and Subscriber (the "Subscription Agreement"), the Company has agreed to issue and to sell shares of its common stock and warrants (the "Shares") to Subscriber; and

WHEREAS, subject to the terms and conditions set forth herein, to induce the Subscriber to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

      NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following respective meanings:

      "1933 Act" means the Securities Act of 1933, as amended.

      "1934 Act" means the Securities Exchange Act of 1934, as amended.

      "Private Placement Offering" means that $1.7 million offering of the Shares which commenced on May 4, 2004, for which there is a minimum raise requirement of $500,000.

      "Register," "registered," and "registration" refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

      "Registrable Shares" means the shares of common stock of the Company issued or issuable to the Subscriber, and the shares of common stock underlying the Warrants, in accordance with the terms and conditions of the Subscription Agreement.

      "Registration Statement" means any registration statement filed under the 1933 Act as described in Sections 2.1 or 2.2 of this Agreement.

      "Rule 144" means Rule 144 promulgated under the 1933 Act.

      "Subscriber" shall mean only those accredited investors who have executed the Subscription Agreement or any assignee or transferee to which Subscriber's rights and obligations under this Agreement have been assigned pursuant to
Section 10.5.

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      "SEC" means the Securities and Exchange Commission.

      "Subscription Agreement" shall mean that agreement executed by an accredited investor and accepted by the Company for the purchase of the Shares, which shall become final on the Closing (or Initial Closing) of the Company's Private Placement Offering.

      2. REGISTRATION RIGHTS.

         2.1 MANDATORY REGISTRATION.

            On or before September 30, 2004, subject to the Closing or Initial Closing of the Private Placement Offering, the Company shall file (subject to Section 4.1) a Registration Statement with the SEC on Form S-3 (or any successor form to Form S-3) for a public offering covering the resale of all of the Registrable Shares, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants (i) to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as soon thereafter as practicable. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 2.3 shall be applicable to each such registration initiated under this Section 2.1 and the piggyback registration rights of Subscriber in Section 2.2 shall be applicable to a registration effected pursuant to this Section 2.1.

      2.2 PIGGYBACK REGISTRATION.

          In the event the Company is not eligible for any reason to effectuate a registration of the Shares pursuant to Form S-3 under the 1933 Act, and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities, solely for cash (other than a registration relating primarily to the sale of securities to participants in a Company stock plan of employee benefit plan, a transaction covered by Rule 145 under the 1933 Act or the resale of securities issued in such a transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion or exchange of debt securities which are also being registered, any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares), the Company shall, at such time that it determines to file such public offering, give the Subscriber notice of such registration. Upon the written request of the Subscriber, given within ten (10) days after notice has been given by the Company in accordance with Section 10.1, the Company shall, subject to Section 2.3, cause to be registered under the 1933 Act all of the Registrable Shares that the Subscriber has requested to be registered. No right to registration of Registrable Securities under this Section 2.2 shall be construed to limit any registration required under Section 2.1.

         2.3  UNDERWRITING REQUIREMENTS.

              (a) In connection with any underwritten public offering, the Company shall not be required to include any of the Subscriber Registrable Shares in such underwriting unless the Subscriber accepts the terms of the underwriting as agreed upon between the Company and the underwriters for the offering (which underwriters shall be selected by the Company).

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              (b) If the total amount of securities, including Registrable
Shares, requested to be included in an underwritten public offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, the Company may reduce the number of Registrable Shares to be included in the offering prior to reducing or excluding the shares proposed to be offered by the Company.

      3. FURTHER OBLIGATIONS OF THE COMPANY AFTER REGISTRATION.

         3.1 BLUE SKY COMPLIANCE. The Company shall, as soon as reasonably possible after the effectiveness of a Registration Statement, use its best efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Subscriber, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act.

         3.2 FURNISHING OF PROSPECTUS. With respect to a Registration Statement filed pursuant to Sections 2.1 or 2.2, the Company shall furnish to the Subscriber copies of any preliminary prospectus and, as soon as reasonably possible after the effectiveness of the Registration Statement, furnish to the Subscriber such numbers of copies of a final prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Subscriber may reasonably request, in order to facilitate the resale or other disposition of Registrable Shares owned by it.

         3.3 AMENDMENTS. With respect to a Registration Statement filed pursuant to Section 2.1 or 2.2 of this Agreement, and, subject to Section 4.1 of this Agreement, the Company shall prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete for the entire period for which the Registration Statement remains effective.

         3.4  NOTICES. The Company shall:

              (a) Notify the Subscriber, promptly after it shall receive notice thereof, of the date and time when any Registration Statement and each post-effective amendment thereto has become effective;

              (b) Notify the Subscriber promptly of any request by the SEC for the amending or supplementing of any Registration Statement or prospectus or for additional information;

              (c) Notify the Subscriber, at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of any event which would cause any such prospectus or any other prospectus as then in effect to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading,
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and, subject to Section 4.1, promptly prepare and file with the SEC, and promptly notify the Subscriber of the filing of, such amendments or supplements to any Registration Statement or prospectus as may be necessary to correct any such statements or omissions;

              (d) Notify Subscriber, promptly after it shall receive notice of the issuance of any stop order by the SEC suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceeding for that purpose and, subject to Section 4.1, promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

3.5 a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Subscribers may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or
(ii) the date on which (A) the Subscriber shall have sold all the Registrable Securities and (B) none of the Warrants is outstanding ("Registration Period").

         The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s).

4. CONDITIONS AND LIMITATIONS ON REGISTRATION RIGHTS. The registration rights granted by this Agreement are subject to the following additional conditions and limitations:

         4.1 DELAYS AND SUSPENSION. The Company may delay the filing of, or suspend or delay the effectiveness of a Registration Statement, if the Company (and underwriter if the offering is underwritten)shall furnish to the Subscriber a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its Subscribers for such a registration statement to be filed or declared effective or for an effective registration statement not to be suspended. If the Company suspends the effectiveness of a Registration Statement, the Company will promptly deliver notice to the Subscriber of such suspension and will again deliver notice to the Subscriber when such suspension is no longer necessary. The duration for which the Company is required to keep a Registration Statement effective shall be extended by an additional number of days equal to the length of any suspension period.

      5. INFORMATION FROM SUBSCRIBER. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of the Subscriber, that the Subscriber shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Shares.

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      6. EXPENSES OF REGISTRATION. The Company shall pay all registration, filing and qualification fees (including SEC filing fees) attributable to the Registrable Shares registered under this Agreement, and any legal, accounting or other professional fees or expenses incurred by the Company. The Subscriber shall pay all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to the sale of such securities registered by the Subscriber and any legal, accounting or other professional fees incurred by the Subscriber.

      7. REPORTS UNDER THE SECURITIES EXCHANGE ACT. The Company agrees to file with the SEC in a timely manner all reports and other documents and information required of the Company under the 1934 Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Agreement and Rule 144 for use in connection with resales of the Registrable Shares.

      8. RULE 144. In the event that all of the Subscriber's Registrable Shares may, under Rule 144, be resold or otherwise disposed of in a ninety (90) day period without registration under the 1933 Act, the registration rights granted under this Agreement to such Subscriber and the obligations of the Company hereunder (other than its obligations under Sections 7 and this Section 8) to such Subscriber, shall automatically terminate in their entirety and be of no further force and effect whatsoever without any further action on the part of the Company or the Subscriber.

      9. MARKET STAND-OFF. The Subscriber agrees that, upon the request of the underwriters managing any underwritten public offering of the Company's securities in connection with an effective registration statement under the 1933 Act, it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares other than those included in the registration, without the prior written consent of such underwriters, for such period of time as the underwriters deem appropriate.

      10. MISCELLANEOUS.

         10.1 NOTICES. All notices and other communications required or permitted hereunder shall be made in the manner and to addresses set forth in the Subscription Agreement.

         10.2 INTERPRETATION. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

         10.4 ENTIRE AGREEMENT. This Agreement and the documents and instruments and other agreements among the parties hereto referenced herein: (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (b) are not intended to confer upon any other person any rights or remedies hereunder.

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         10.5 ASSIGNMENT. Subscriber may transfer or assign its rights and obligations hereunder together with any Registrable Shares transferred or assigned in accordance with the terms of the Standstill Agreement to any Affiliate of Subscriber, as long as such transferee or assignee of the Registrable Shares executes and delivers a counterpart copy of this Agreement, thereby agreeing to be bound by the terms and provisions set forth herein. Except as permitted herein, any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void ab initio. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.6 SEVERABILITY. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

         10.7 CERTAIN COMPANY REPRESENTATIONS. This Agreement has been duly authorized by all necessary action by the Company, and the Company's execution, delivery and performance of this Agreement does not violate any other agreement or instrument to which it is currently a party.

         10.9 GOVERNING LAW;JURISDICTION, ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of Florida regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Any dispute nor controversy arising from this Agreement shall be settled in arbitation before the American Arbitration Association, the venue for which shall be in Ft. Lauderdale, Florida.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                   DAC Technologies Group International, Inc.

                                       By:___________________________
                                       Name: David A. Collins
                                       Title: Chief Executive Officer

                                       SUBSCRIBERS

                                       By: __________________________

                                       Name:

                                       By:___________________________

                                       Name: